UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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MVB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554-2777

(304) 363-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2007

To the Shareholders:

The Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”) will be held at 301 Virginia Avenue, Fairmont, West Virginia, at 5:30 p.m. on May 15, 2007, for the purposes of considering and voting upon proposals:

1.	To elect six (6) directors for a three-year term.

2.	To approve amendments to the MVB Financial Corp. 2003 Stock Incentive Plan to provide for an increase from 200,000 to 300,000 shares of Common Stock to be available for the Plan.

3.	To ratify the appointment of S.R. Snodgrass, A.C., as Independent Certified Public Accountants for the year 2007.

4.	Any other business which may properly be brought before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 23, 2007, shall be entitled to notice of the meeting and to vote at the meeting. This is the approximate date on which this Proxy Statement and form of proxy are first sent or given to security holders.

By Order of the Board of Directors,

James R. Martin

President and Chief Executive Officer

Please sign and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

March 30, 2007

MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554-2777

(304) 363-4800

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”) to be held on May 15, 2007, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Solicitation of Proxies

The solicitation of proxies is made by the Board of Directors of MVB. These proxies enable shareholders to vote on all matters that are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted “FOR” all of the proposals to be submitted to the vote of shareholders described in the enclosed Notice of Annual Meeting and this Proxy Statement. A shareholder executing the proxy may revoke it at any time before it is voted:

(a)	by notifying MVB employees James R. Martin, Larry F. Mazza or Lisa J. Wanstreet in person;

(b)	by giving written notice to MVB. The revocation should be delivered to Lisa J. Wanstreet, Corporate Secretary, 301 Virginia Avenue, Fairmont, WV 26554;

(c)	by submitting to MVB a subsequently dated proxy; or

(d)	by attending the meeting and withdrawing the proxy before it is voted at the meeting.

The expenses of the solicitation of proxies will be paid by MVB. In addition to this solicitation by mail, directors, officers and employees of MVB or its subsidiary, MVB Bank, Inc. (the “Bank”) may solicit proxies personally or by telephone, although no person will be specifically engaged for that purpose.

Eligibility of Stock for Voting Purposes

Pursuant to the Bylaws of MVB, the Board of Directors has fixed March 23, 2007, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at such meeting or any adjournment thereof.

As of the record date for the Annual Meeting, 1.468 million shares of the capital stock of MVB, owned by approximately 1,000 shareholders, were issued and outstanding and entitled to vote. There are 4,000,000 shares authorized. The principal holders of MVB Common Stock are discussed under the section of this Proxy Statement entitled, “Principal Holders of Voting Securities.”

PURPOSES OF MEETING

1. ELECTION OF DIRECTORS

General

The Bylaws of MVB currently provide for a Board of Directors composed of five to twenty-five members to be elected annually. The Board has set 16 as the number of directors of MVB for the upcoming year. As a result of the staggered terms of the Board six members are to be elected at the Annual Meeting of Shareholders to be held on May 15, 2007.

As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each MVB shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Management Nominees to the Board of MVB

At the 2005 MVB Annual Meeting of Shareholders, the Board of Directors was divided into classes, each to serve for three years. At that meeting, the classes were elected to a one, two or three-year term to begin the staggered term provisions of the Articles of Incorporation. Accordingly, those in the class elected to a two-year term in 2005 are now being submitted for election to a three-year term. In addition, at the 2006 Annual Meeting, Wayne Stanley was elected for a one-year term. He is also being submitted for election to a three-year term.

Directors	Age as of March 31, 2007	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Robert L. Bell 333 Baldwin St. Morgantown, WV 26508	71	1999	2007	Commissioner- Monongalia County Commission, West Virginia

James R. Martin 301 Virginia Ave. Fairmont, WV 26554	59	1999	2007	President, Chief Executive Officer and Director of MVB and MVB Financial Corp.

J. Christopher Pallotta 104 Adams St. Fairmont, WV 26554	57	1999	2007	President-Bond Insurance Agency

Wayne Stanley 7 Maple Lake Bridgeport, WV 26330	56	2006	2007	President-Stanley Industries, Inc. (mining & excavation)

Richard L. Toothman 6 Pheasant Dr. Fairmont, WV 26554	66	1999	2007	Broker and Owner-Toothman Realty

Directors	Age as of March 31, 2007	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Samuel J. Warash 1639 Otlahurst Dr. Fairmont, WV 26554	57	1999	2007	President- S.J. Warash, Inc. (real estate appraisal company)

Management and Directors:

In addition to the nominees, the following are the remaining directors and the executive officers of MVB.

Directors	Age as of March 31, 2007	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Barbara L. Alexander 2800 Cranberry Sq. Morgantown, WV 26508	50	1999	2009	Owner/Broker – Howard Hanna/Premier Properties by Barbara Alexander, LLC

Stephen R. Brooks 965 Hartman Run Rd. Building 1100, Suite 1105 Morgantown, WV 26505	58	1999	2008	Attorney- Flaherty Sensabaugh & Bonasso

Harvey M. Havlichek 210 Adams St. Fairmont, WV 26554	57	1999	2009	President-Adams Office Supply & Novelty Company, Inc.

Larry F. Mazza 1000 Johnson Ave. Bridgeport, WV 26330	46	2005	2008	Chief Executive Officer-MVB Harrison, Inc.; Director- MVB Bank, Inc. and MVB Financial Corp.

Dr. Saad Mossallati PO Box 2388 Clarksburg, WV 26302	58	1999	2008	Vascular Surgeon

Kelly R. Nelson 1370 Johnson Avenue Bridgeport, WV 26330	47	2005	2009	Physician

Leonard W. Nossokoff 8060 Sherwood Dr. Presto, PA 15142	68	1999	2009	Owner-Shop N Save Supermarkets

Nitesh S Patel 1000 Technology Dr. Fairmont, WV 26554	43	1999	2008	Information Technology Consultant; Previously President and Chief Executive Officer-D.N. American, Inc. (software development company)

Louis W. Spatafore 205 Adams St. Fairmont, WV 26554	50	1999	2009	President and General Manager – Friendly Furniture Galleries, Inc.

Directors	Age as of March 31, 2007	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Dr. Michael F. Trent 403 Virginia Avenue Fairmont, WV 26554	58	1999	2008	Dentist

Executive Officers of MVB Bank, Inc. (Non-Nominees):
Eric L. Tichenor 301 Virginia Avenue Fairmont, WV 26554	39	1999		Sr. Vice President and Cashier; Chief Financial Officer- MVB Bank, Inc. and MVB.

Roger J. Turner 1000 Johnson Avenue Bridgeport, WV 26330	56	2005		President-MVB Harrison, Inc.; Sr. Vice President, Commercial Lending-MVB Bank, Inc.; previously Sr. Vice President of Branch Banking & Trust Company

There are no family relationships among the directors, director nominees or executive officers of MVB or MVB Bank, Inc.

The Board of Directors of MVB met eleven times during 2006, and the Board of Directors of the Bank met twelve times during 2006. All directors attended more than 75% of the meetings held of which the director is a member.

In order to meet their responsibilities, Directors are expected to attend board and committee meetings as well as the annual meeting of shareholders. All directors attended the 2006 Annual Meeting of Shareholders, except Directors Alexander and Mossallati.

Director Retirement

Dr. James E. Valentine has chosen to retire from the Board of Directors of MVB as of December 31, 2006. Dr. Valentine was one of the founding directors of MVB and previously served as Chairman of the Board. He has retired from his orthodontic practice. Dr. Valentine is now a South Carolina resident.

Committees of the Board

MVB or the Bank has a number of standing committees as described below.

Human Resources Committee. Composed of David B. Alvarez, Stephen R. Brooks, Kelly R. Nelson, Louis W. Spatafore and Michael F. Trent. The purpose of this Committee is to address issues related to staffing, compensation and related policy matters. This Committee also is responsible for administration of the 2003 MVB Financial Corp. Stock Incentive Plan Option Program. Martin and Mazza are ex-officio members of this Committee and makes suggestions, which the Committee evaluates and, if considered appropriate, acts on. Neither Martin nor Mazza makes any recommendations or participates in meetings relating to his own salary. The Committee met six times in 2006.

Investment/A&L Committee. Composed of Harvey M. Havlichek, James R. Martin, Larry F. Mazza, Eric L. Tichenor, Michael F. Trent, Roger J. Turner and Samuel J. Warash. The purpose of this committee is to review the performance of the investment portfolio and policies related to investments, liquidity and asset and liability management. The Committee reports the results from these meetings to the Board of Directors. The Committee met four times in 2006.

Loan Review Committee. Composed of Harvey M. Havlichek, David A. Jones, James R. Martin, Leonard W. Nossokoff, J. Christopher Pallotta, Wayne H. Stanley, Richard L. Toothman and Samuel J. Warash. The purpose of this Committee is to evaluate the adequacy of the Allowance for Loan Losses, review loans and groups of loans for risks and evaluate policies related to the Allowance for Loan Losses as necessary. The Committee met four times in 2006.

Audit Committee. Composed of John W. Ebert, Harvey M. Havlichek, Christine B. Ielapi, Louis W. Spatafore and Michael F. Trent. The purpose is to review the results of the internal and external audits, Reports of Examination from regulatory authorities and discuss the financial statements with management and external auditors report such to the Board of Directors.

The Audit Committee of MVB does not include an individual who is considered to be a financial expert. This is true for the entire Board of Directors as well, because no one meets the guidelines set forth by Section 407 of the Sarbanes-Oxley Act of 2002, for a financial expert. In the small community market area of MVB, individuals meeting the required credentials under the Act are very rare. All members of the Board of Directors are successful business owners and have knowledge of the requirements to run such a successful business. The directors of MVB, including those who are members of the Audit Committee, believe that having separate internal and external audits and regulatory examinations assists in insuring proper supervision, evaluation and reporting of MVB activities.

The Audit Committee met four times in 2006. The Committee meets with representatives Conley CPA Group, PLLC, who is responsible for the internal audit function of MVB and Brown, Edwards & Company, L.L.P., or any other firm who is responsible for the annual certified audit, as well as with the members of the regulatory authorities upon completion of their examinations of the Bank or MVB. During these meetings, the active management of the Bank or MVB, including directors Martin and Mazza, may be asked to leave the room to provide comfort of questioners and responders.

In the opinion of MVB’s Board of Directors, none of the Board of Directors, except for Directors Martin and Mazza, have a relationship with MVB that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them are or have for the past three years been employees of MVB, except for Directors Martin and Mazza, and none of their immediate family members are or have for the past three years been executive officers of MVB. In the opinion of MVB and its Board of Directors, the entire Board of Directors, except for Directors Martin and Mazza, are “independent directors,” as that term is defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc. The Board of Directors of MVB has adopted a written charter for the Audit Committee.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006, with management. The Audit Committee has also discussed the audited financial statements with Brown, Edwards & Company, L.L.P., MVB’s independent accountants, as well as the matters required to be discussed by Statement on Auditing Standards No. 61. (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from Brown, Edwards & Company, L.L.P., required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence) and has discussed with Brown, Edwards & Company, L.L.P., the independent accountants’ independence. Based on this, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in MVB’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission.

Submitted by The Audit Committee,
John W. Ebert	Louis W. Spatafore
Harvey M. Havlichek	Michael F. Trent
Christine B. Ielapi

March 26, 2007

This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless MVB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

Nominating Committee. The Board of Directors has not established a formal nominating committee as the entire Board serves in this capacity. The Board of Directors of MVB does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the Board of Directors is relatively small and vacancies are rare. Because the full Board of Directors serves the function of the nominating committee, not all directors are independent.

The Board of Directors believes that candidates for director should have certain minimum qualifications, including:

•	Directors should be of the highest ethical character.

•	Directors should have excellent personal and professional reputations in MVB’s market area.

•	Directors should be accomplished in their professions or careers.

•	Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

•	Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

•	Directors must be willing and able to expend the time to attend meetings of the Board of Directors of MVB and the Bank and to serve on Board committees.

•

The Board of Directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of MVB.

•	Because the directors of MVB may also serve as directors of the Bank, a majority of directors must be residents of West Virginia, as required by state banking law.

•

Directors must be acceptable to MVB’s and the Bank’s regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.

•	Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the Bylaws of the Bank.

•	Directors must be at least 21 years of age.

The Board of Directors of MVB reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

The process of the Board of Directors for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the Board of Directors considers the directors’ overall service to MVB or the Bank during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and MVB and the Bank. The Board of Directors also reviews the payment history of loans, if any, made to such directors by the Bank to ensure that the directors are not chronically delinquent and in default. The Board considers whether any transactions between the directors and the Bank have been criticized by any banking regulatory agency or the Bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The Board of Directors also confirms that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law. For new director candidates, the Board of Directors uses its network of contacts in MVB’s market area to compile a list of potential candidates. The Board of Directors then meets to discuss each candidate and whether he or she meets the criteria set forth above. The Board of Directors then discusses each candidate’s qualifications and chooses a candidate by majority vote.

The Board of Directors will consider director candidates recommended by stockholders for nomination by the Board of Directors, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below must be followed by stockholders for submitting nominations. The Board of Directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

MVB’s Bylaws provide that nominations for election to the Board of Directors must be made by a shareholder in writing delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the president not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

•	Name and address of proposed nominee(s);

•	Principal occupation of nominee(s);

•	Total shares to be voted for each nominee;

•	Name and address of notifying shareholder; and

•	Number of shares owned by notifying shareholder.

Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors. No shareholder recommendations or nominations have been made.

Executive Compensation

All compensation is paid by Bank. The following table summarizes compensation paid to executive officers for the periods indicated.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
James R. Martin President & Chief Executive Officer	2006	$186,000	None	None	$8,898	$194,898
Larry F. Mazza Executive Vice President	2006	$180,000	None	None	$8,748	$188,748
Roger J. Turner Senior Vice President- Loans	2006	$155,000	None	None	$4,223	$159,223

MVB does not provide Stock Awards, Non-Equity Incentive Plan Compensation or Non-Qualified Deferred Compensation Earnings.

The Board of Directors of MVB believes that the successful implementation of its business strategy will depend upon attracting, retaining and motivating able executives, managers and other key employees. The 2003 MVB Financial Corp. Stock Option Plan provides that the Human Resources Committee appointed by the Board of Directors of MVB have the flexibility to grant stock options, merit awards, and rights to acquire stock through purchase under a stock purchase program. During 2006, the Human Resources Committee granted one award pursuant to the Plan for 2,500 shares at the fair market value of MVB common stock at the time of the award. For stock options granted in 2006 and years thereafter it is expected that compensation expense will be recognized over the vesting period of the options.

The following tables summarize the outstanding equity awards at fiscal year-end.

Outstanding Equity Awards of Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
James R. Martin	8,269 1,575 20,156	None None None	None	$ $ $	9.98 10.48 16.00	08-01-10 09-16-10 10-01-15
Larry F. Mazza	45,000	None	None		$16.00	10-01-15
Roger J. Turner	20,000	None	None		$16.00	10-01-15

MVB does not provide Stock Award Plans for employees.

Employment Agreements and Change in Control

MVB and the Bank have employment agreements with Messrs Martin, Mazza and Turner. The term of the agreements with Mr. Martin and Mr. Mazza is for three years. The agreements automatically renew for an additional three years on January 1 of each year unless written notice of non-renewal of the agreement is provided no later than December 1 of each year. The base salary for these two individuals is $186,000 and $180,000, respectively, and is subject to adjustment annually at the discretion of the Board of Directors. If an individual is terminated without cause, the terminated party shall receive an amount equal to the balance remaining on the agreement and such benefits as provided at the time of termination. If terminated as a result of the legal disability of the individual, the disabled party shall be entitled to receive benefits under MVB’s long-term disability policy. The disabled party, for the remaining term of the agreement, shall be entitled to receive an amount equal to the remaining term of the agreement less the long-term disability benefits. Upon change in control of MVB or the Bank, the individual has a one-year window during which they may elect to leave and receive compensation for the balance of the contract. After one year from the change in control, the option to leave and receive compensation expires.

Mr. Turner’s employment agreement is for an initial term of five years with a base salary of $155,000. At the end of the agreement, it may be renewed on an annual basis or he may become a part-time employee. The remaining terms of his agreement are the same as those discussed above.

Director Compensation

No compensation is paid for serving as a member of the Board of MVB. Members of the Board of Directors of MVB Bank, Inc. receive a fee of $300 for each Board meeting attended and a fee of $60 for each Committee meeting attended. The table below provides detail information about director fees paid in 2006.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Total Compensation ($)
Barbara L. Alexander	3,000	3,000
Robert L. Bell	3,600	3,600
Stephen R. Brooks	3,060	3,060
Harvey M. Havlichek	3,720	3,720
Dr. Saad Mossallati	3,000	3,000
Dr. Kelly R. Nelson	2,460	2,460
Leonard W. Nossokoff	3,540	3,540
J. Christopher Pallotta	3,600	3,600
Nitesh S. Patel	2,760	2,760
Louis W. Spatafore	3,840	3,840
Wayne H. Stanley	1,740	1,740
Richard L. Toothman	3,420	3,420
Dr. Michael F. Trent	3,660	3,660
Samuel J. Warash	4,200	4,200

MVB does not provide Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings or any other Compensation to directors.

Certain Transactions With Directors, Officers and Their Associates

MVB and the Bank have, and expect to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. MVB’s management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

Total loans outstanding from the Bank at December 31, 2006 to MVB and Bank Executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $5.6 million or 26.1% of total equity capital and 3.96% of total loans. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Principal Holders of Voting Securities

The following shareholder currently beneficially owns or has the right to acquire shares that would result in ownership of more than 5% of MVB’s Common Stock as of March 1, 2007:

Name of Beneficial Owner	As of March 1, 2007 Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)
Saad Mossallati 200 Route 98 West, Suite 107 Nutter Fort, WV 26301	92,822 *	5.92%

Larry F. Mazza 1000 Johnson Avenue Bridgeport, WV 26330	91,229 **	5.81%

*	Includes 30,747 shares held in name of daughter and 282 shares held in the name of wife.
**	Includes 45,000 shares which may be acquired through the exercise of options and 9,979 shares held in wife’s name.

(1)	The MVB directors and non-Board member executive officers of MVB own or have the right to acquire within 60 days 538,667 shares of MVB Common Stock, which is 34.34% percent of the related shares.

Ownership of Securities By Directors, Nominees and Executive Officers

As of March 1, 2007, ownership by directors, nominees and executive officers in MVB was:

	Shares of Stock Beneficially Owned (1)		Percent of Ownership
Barbara Alexander	4,528.29
Robert L. Bell	23,527		1.50
Stephen R. Brooks	8,514.54
Harvey M. Havlichek	21,774		1.39
James R. Martin	62,296	(2)	3.97
Larry F. Mazza	91,229	(2)	5.81
Dr. Saad Mossallati	92,822		5.92
Dr. Kelly R. Nelson	6,250.40
Leonard W. Nossokoff	64,545		4.11
J. Christopher Pallotta	32,095		2.05
Nitesh S. Patel	32,488		2.07
Louis W. Spatafore	12,830.82
Wayne Stanley	6,750.43
Richard L. Toothman	13,185.84
Dr. Michael F. Trent	15,001.96
Samuel J. Warash	20,000		1.27
Eric L. Tichenor	6,870	(2)	.44
Roger J. Turner	26,520	(2)	1.69

TOTAL	541,224		34.50%

(1)	Beneficial ownership is determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934 as amended, and includes shares held by adults and immediate family living in the same household and any related entity in which a 10% or greater ownership percentage is maintained.

(2)	Includes shares outstanding and 45,000, 30,000, 20,000 and 5,859 shares which may be acquired by Mazza, Martin, Turner and Tichenor, respectively, within 60 days through the exercise of options.

2. PROPOSAL TO AMEND 2003 MVB FINANCIAL CORP. STOCK OPTION PLAN

On April 18, 2000, MVB’s shareholders approved the 2000 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to attract and retain executive, managerial and other key employees, motivate participating employees to achieve long-range goals, provide incentive compensation and opportunities competitive with other major financial institutions, and to connect the interests of employees participating in the Plan with MVB’s other stockholders through incentive compensation based on the stock value of MVB, thereby promoting the long-term financial interests of MVB and all of its stockholders. On the formation of MVB as a holding company, the Plan was converted to the “2003 MVB Financial Corp. Stock Incentive Plan.” The Plan was amended to provide for 200,000 shares of stock available for options and for other matters in 2005. The proposal is to increase from 200,000 to 300,000 shares available for options under the Plan.

Under the proposal, Section 5.1 of the Plan would be amended to read, in its entirety, as follows:

5.1.

The Shares of Stock with respect to which Awards may be made under the Plan shall be shares of currently authorized but unissued or Treasury shares acquired by the Company, including shares purchased in the open market or private transactions. Subject to the provisions of section fifteen, the total number of shares of Stock available for grant of Award will not exceed three hundred thousand (300,000) shares of stock, as adjusted by section fifteen on or after May 17, 2005. Except as otherwise provided herein, if any award shall expire or terminate for any reason without having been exercised in full, the unissued shares of Stock subject thereto (whether or not cash or other consideration is paid in respect of such Award) shall again be available for the purpose of the Plan. Any shares of Stock which are used as full or partial payments to the Company upon an exercise of an Award shall also be available for purposes of the Plan.

A copy of the Plan, as amended, is attached as Exhibit A.

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of this proposal.

The enclosed proxy will be voted “FOR” the approval of the proposed amendments to the Plan unless otherwise directed. The affirmative vote by the holders of a majority of the shares of MVB outstanding is required to approve the proposed amendment.

3. RATIFICATION OF AUDITORS

As discussed in Form 8K, filed with the United States Securities and Exchange Commission on January 8, 2007, the Audit Committee of MVB authorized a change in independent auditors for examination of the financial statements of MVB for 2007. Brown Edwards & Company, L.L.P. served as independent auditors for 2004, 2005 and 2006. The firm of S.R. Snodgrass, A.C. has been selected to replace Brown Edwards & Company, L.L.P. The reason for the change is totally related to the proposed cost for the examination of the 2007 MVB financial statements.

The Proxies will vote your proxy “FOR” ratification of the selection of S.R. Snodgrass, A.C., unless otherwise directed.

Representatives of Brown Edwards & Company, L.L.P., and S.R. Snodgrass, A.C., will be present at the Annual Meeting and have an opportunity to make a statement or respond to appropriate questions.

The following fees were paid by MVB and the Bank to Brown Edwards & Company, L.L.P.:

	2004	2005	2006
Audit Fees	$28,800	$57,500	$28,550
Tax Fees	$0	$0	$0
All Other Fees	$0	$0	$0

The Audit Committee has considered whether Brown Edwards & Company, L.L.P. has maintained its independence during the fiscal year ended December 31, 2006. The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Company by the independent accountants. Further, the pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. All of the services described above for which Brown Edwards & Company, L.L.P., billed the company for the fiscal year ended December 31, 2006, were pre-

approved by MVB’s Audit Committee. For the fiscal year ended December 31, 2006, MVB’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be performed by Brown Edwards & Company, L.L.P.

4. OTHER INFORMATION

Voting of Proxies

If any of the nominees for election as directors should be unable to serve as Directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of MVB unless the Board adopts a resolution pursuant to the Bylaws reducing the number of directors.

The Board of Directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Legal Actions

Neither MVB or MVB Bank, Inc. is currently involved in any legal action that is not of a routine nature.

Form 10-KSB Annual Report

Upon written request by any shareholder to Lisa J. Wanstreet, Corporate Secretary, MVB Financial Corp, 301 Virginia Avenue, Fairmont, West Virginia 26554, a copy of the Bank’s 2006 Annual Report of Form 10-KSB will be provided without charge.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires MVB’s directors and executive officer, and persons who own more than ten percent of a registered class of MVB equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MVB. Officers, directors and shareholders owning more than ten percent are required by SEC regulation to furnish MVB with copies of all Section 16(a) forms which they file.

To MVB’s knowledge, based solely upon review of the copies of such reports furnished to MVB and written representations that no other reports were required, during the two fiscal years ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with.

Shareholder Communications with the Board

Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable), care of the Corporate Secretary, MVB Financial Corp. 301 Virginia Avenue, Fairmont, WV 26554. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.

Shareholder Proposals for 2008 Annual Meeting

Any shareholder who wishes to have a proposal placed before the next annual Meeting of Shareholders must submit the proposal to the President of MVB no later than January 22, 2008, to have it considered for inclusion in the Proxy Statement of the Annual Meeting in 2008, expected to be held May 20, 2008.

Delivery of Information

In accordance with SEC Rule 14a-3(e)(i), only one annual report and one proxy statement are being delivered to multiple security holders at a single address. Upon request to Lisa J. Wanstreet, Corporate Secretary, MVB will provide a separate copy of either or both of the aforementioned documents to any shareholder at a shared address to which a single copy was delivered. Ms. Wanstreet may be contacted by telephone or mail as provided in the Notice of Annual Meeting of Shareholders. This same procedure may be used to separate any shareholder from multiple shareholder/single address mailings. In addition, shareholders sharing a single address and receiving multiple copies of the documents may request the delivery of a single copy of the mailing. Ms. Wanstreet is also the contact for this request.

Annual Report

MVB’s 2006 Annual Report to Shareholders, simultaneously provided with this Proxy Statement, is incorporated by reference herein.

James R. Martin

President and Chief Executive Officer

MVB FINANCIAL CORP.

301 VIRGINIA AVENUE

FAIRMONT, WEST VIRGINIA 26554

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. (“MVB”), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Susan A. Carlock, Lisa J. Wanstreet, and George L. Johnston, or any of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on March 23, 2007, at the Annual Meeting of Shareholders of MVB to be held at 301 Virginia Avenue, Fairmont, WV, on May 15, 2007, at 5:30 p.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:

1.	Election of Directors. For the election of the six persons listed below for a three year term:

Robert L. Bell	J. Christopher Pallotta	Samuel J. Warash
James R. Martin	Richard L. Toothman	Wayne H. Stanley

☐	For all of the above listed nominees

☐	Do not vote for any of the above listed nominees

☐	For all of the above listed nominees except those for whom I choose to withhold my vote as shown:

2.	A proposal to amend the MVB Financial Corp. 2003 Stock Incentive Plan to provide for an increase from 200,000 to 300,000 shares of Common Stock, to be available for the Plan.

For    ☐                                Against    ☐                                Abstain    ☐

3.	A proposal to ratify the appointment by the Board of Directors and Audit Committee of S.R. Snodgrass, A.C., as Independent Certified Public Accountants for the year 2007.

For    ☐                                Against    ☐                                Abstain    ☐

4.	Any other business which may be brought before the meeting or any adjournment thereof.

Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote “FOR” the listed propositions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated:                                  2007

Signature(s) of Shareholder(s)

When signing as attorney, executor, administrator, trustee or guardian, please give full title.

If more than one trustee, all should sign. All joint owners must sign.

RSVP I (we) will attend the Annual Meeting of MVB Shareholders. (Please Respond by May 6, 2007, by mail or 304-363-4800 or 1-888-689-1877)

Number to Attend: